Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	August 5, 2008
Reliant Energy Reports Second Quarter 2008 Results
•	Retail financial results impacted by extraordinary weather and market conditions in ERCOT

•	Strong power plant operating performance

•	Value proposition and free cash flow outlook remain robust
HOUSTON — Reliant Energy, Inc. reported open EBITDA of $62 million for the second quarter of 2008, compared to $193 million for the second quarter of 2007. Lower retail contribution margin driven primarily by extraordinary market conditions in ERCOT significantly offset improvements in open wholesale contribution margin.
Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of assets and emission and exchange allowances, was $153 million for the second quarter of 2008, compared to $165 million for the second quarter of 2007. While the company saw an improvement in historical and operational hedges and open wholesale contribution margin, the decline in retail contribution margin resulted in a decrease in adjusted EBITDA compared to the prior year.
“We have made very good progress implementing our strategic priorities and are well-positioned in light of current market conditions,” said Mark Jacobs, president and chief executive officer. “During the quarter, the retail business delivered disappointing financial results driven by extreme weather and transmission constraints in the Texas electricity market. While these factors impact our 2008 results, we believe we have taken the necessary steps to reduce their potential magnitude going forward. Reliant Energy continues to offer a robust value proposition and expects to generate significant free cash flow.”
Free cash flow provided by continuing operations was $130 million for the first half of 2008, compared to a free cash flow used in continuing operations of $142 million for the same period in 2007. The improvement was primarily due to higher adjusted EBITDA and lower interest payments from reduced debt levels.
Income from continuing operations before income taxes for the second quarter of 2008 was $582 million, compared to a loss of $456 million for the second quarter of 2007. These 2008 GAAP results include net unrealized gains from energy derivatives of $570 million. The reported numbers for 2007 include net unrealized losses from energy derivatives of $326 million and a $71 million charge for debt extinguishments. Interest expense, net declined to $53 million for the second quarter of 2008, compared to $114 million for the second quarter of 2007. The decline was primarily related to the write off of deferred financing costs in 2007 which was not repeated in 2008 as well as lower debt levels in 2008. Operating cash flow from continuing operations was $182 million for the first six months of 2008, compared to $24 million for the same period of 2007.

1

Open EBITDA was $234 million for the first six months of 2008, compared to $307 million for the same period of 2007. The decline was due to the same factors as described above for the second quarter. Adjusted EBITDA was $371 million for the first six months of 2008, compared to $246 million for the second quarter of 2007. Improvement in historical and operational hedges and improvements in open wholesale contribution margin more than offset the decline in retail contribution margin.
Income from continuing operations before income taxes for the first six months of 2008 was $1,182 million, compared to a loss of $44 million for the first six months of 2007. These 2008 GAAP results include net unrealized gains from energy derivatives of $1,128 million and a $34 million charge for western states litigation and similar settlements. The reported numbers for 2007 include net unrealized gains from energy derivatives of $196 million, a $22 million charge for western states litigation and similar settlements and a $71 million charge for debt extinguishments.
OUTLOOK
Reliant Energy’s outlook for open EBITDA is $1,056 million, $1,581 million and $1,478 million for the years ending December 31, 2008, 2009 and 2010, respectively. Adjusted EBITDA, which includes the impact of historical and operational wholesale hedges and gains on the sales of assets and emission and exchange allowances, net is $1,535 million, $1,756 million and $1,535 million for the same periods. The outlook for free cash flow provided by continuing operations is $834 million, $983 million and $831 million for the years ending December 31, 2008, 2009 and 2010, respectively.
This outlook is based on forward commodity prices as of June 20, 2008, assumptions and estimates by Reliant Energy, and excludes Bighorn financial results beginning in the fourth quarter of 2008.
Open EBITDA
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Income from continuing operations before income taxes	$493	$1,374	$831	$961
Unrealized (gains) losses on energy derivatives	(445)	(446)	298	(12)
Western states litigation and similar settlements	22	34	—	—
Debt extinguishments	73	1	—	—
Depreciation and amortization[1]	424	362	475	452
Interest expense, net	315	210	152	134

Adjusted EBITDA	$882	$1,535	$1,756	$1,535
Historical and operational wholesale hedges	92	(411)	(175)	(57)
Gains on sales of assets and emission and exchange allowances, net	(26)	(68)	—	—

Open EBITDA	$948	$1,056	$1,581	$1,478

1.	Includes CAIR’s annual NOx for 2009 and 2010 and SO2 2-for-1 step down in 2010, which were vacated in July 2008 by the D.C. Circuit Court of Appeals.

2

Free Cash Flow from Continuing Operations
Outlook Reconciliation

($ millions)	2007A	2008E	2009E	2010E
Operating cash flow from continuing operations [1]	$755	$1,180	$1,431	$1,104
Western states litigation and similar settlements payments	57	34	—	—
Change in margin deposits, net	(297)	17	(41)	(25)

Adjusted cash flow provided by continuing operations	$515	$1,231	$1,390	$1,079
Maintenance capital expenditures	(85)	(87)	(83)	(74)
Environmental capital expenditures and capitalized interest [2]	(104)	(251)	(139)	(23)
Emission and exchange allowances activity, net[3]	(85)	(59)	(185)	(151)

Free cash flow provided by continuing operations	$241	$834	$983	$831

1.	Outlook assumes no changes in working capital and net operating loss is fully utilized during 2009.

2.	Estimate represents the low end of the range.

3.	Includes CAIR’s annual NOx for 2009 and 2010 and SO2 2-for-1 step down in 2010, which were vacated in July 2008 by the D.C. Circuit Court of Appeals.
NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables include the following non-GAAP financial measures:
Retail gross margin
Retail contribution margin
Open energy gross margin
Open wholesale gross margin
Open wholesale contribution margin
EBITDA
Adjusted EBITDA
Open EBITDA
Adjusted cash flow provided by continuing operations
Free cash flow provided by continuing operations
Gross debt
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

3

WEBCAST OF EARNINGS CONFERENCE CALL
Reliant Energy has scheduled its second quarter 2008 earnings conference call for Tuesday, August 5, 2008, at 7 a.m. CT. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section. A replay of the call can be accessed approximately two hours after the completion of the call. A copy of the presentation accompanying the call is also available at this Website address.
Reliant Energy, Inc. (NYSE:RRI) based in Houston, provides electricity and energy services to retail and wholesale customers in the United States. The company provides service to approximately 1.8 million retail electricity customers primarily in Texas, including residential and small business customers. Reliant also serves commercial, industrial, governmental and institutional customers in Delaware, Illinois, Maryland, New Jersey, New York, Pennsylvania, and Washington, D.C.
The company is one of the largest independent power producers in the nation with more than 15,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. For more information, visit http://www.reliant.com.
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings and approvals related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

4

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(thousands of dollars, except per share amounts)
Revenues:
Revenues (including $5,627, $(10,848), $(6,957) and $3,722 unrealized gains (losses)) (including $145,592, $0, $253,001 and $0 from affiliates)	$3,423,535	$2,649,915	$6,238,959	$5,012,516

Expenses:
Cost of sales (including $564,562, $(315,497), $1,135,445 and $192,162 unrealized gains (losses)) (including $121,134, $0, $200,130 and $0 from affiliates)	2,408,849	2,475,716	4,160,521	3,919,207
Operation and maintenance	229,423	233,966	441,901	464,707
Selling, general and administrative	85,414	103,084	161,064	190,681
Western states litigation and similar settlements	—	—	34,000	22,000
Gains on sales of assets and emission and exchange allowances, net	(22,312)	(1,727)	(22,923)	(1,727)
Depreciation and amortization	88,775	110,603	177,369	202,572

Total operating expense	2,790,149	2,921,642	4,951,932	4,797,440

Operating Income (Loss)	633,386	(271,727)	1,287,027	215,076

Other Income (Expense):
Income of equity investment, net	988	1,366	1,195	2,526
Debt extinguishments	—	(71,269)	(423)	(71,269)
Other, net	90	(574)	26	494
Interest expense	(63,230)	(121,975)	(126,331)	(209,045)
Interest income	10,747	8,232	20,251	18,696

Total other expense	(51,405)	(184,220)	(105,282)	(258,598)

Income (Loss) from Continuing Operations Before Income Taxes	581,981	(455,947)	1,181,745	(43,522)
Income tax expense (benefit)	223,122	(174,884)	451,909	(22,822)

Income (Loss) from Continuing Operations	358,859	(281,063)	729,836	(20,700)
Income (loss) from discontinued operations	(171)	(1,889)	6,064	(3,541)

Net Income (Loss)	$358,688	$(282,952)	$735,900	$(24,241)

Basic Earnings Per Share:
Income (loss) from continuing operations	$1.04	$(0.82)	$2.11	$(0.06)
Income (loss) from discontinued operations	(0.01)	(0.01)	0.02	(0.01)

Net income (loss)	$1.03	$(0.83)	$2.13	$(0.07)

Diluted Earnings Per Share:
Income (loss) from continuing operations	$1.01	$(0.82)	$2.06	$(0.06)
Income (loss) from discontinued operations	—	(0.01)	0.02	(0.01)

Net income (loss)	$1.01	$(0.83)	$2.08	$(0.07)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	346,616	342,074	346,017	340,717
- Diluted	354,054	342,074	354,078	340,717
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	Change	2008	2007	Change
	(millions of dollars)
Retail Energy:
Revenues	$2,410	$1,994	$416	$4,345	$3,695	$650
Cost of sales	1,841	2,117	(276)	3,083	3,026	57
Unrealized (gains) losses on energy derivatives	(502)	360	(862)	(1,030)	(256)	(774)

Retail gross margin (1)	67	237	(170)	232	413	(181)

Operation and maintenance	63	60	3	123	121	2
Selling and marketing	38	30	8	70	60	10
Bad debt expense	6	21	(15)	13	38	(25)

Retail contribution margin	(40)	126	(166)	26	194	(168)

Unrealized gains (losses) on energy derivatives	502	(360)	862	1,030	256	774

Contribution margin, including unrealized gains/losses on energy derivatives (2)	462	(234)	696	1,056	450	606

Wholesale Energy:
Revenues	$1,097	$797	$300	$2,024	$1,545	$479
Cost of sales	652	500	152	1,209	1,121	88
Historical and operational wholesale hedges	(69)	30	(99)	(114)	63	(177)
Unrealized (gains) losses on energy derivatives	(68)	(34)	(34)	(98)	60	(158)

Open wholesale gross margin (1)	308	293	15	603	547	56

Operation and maintenance	166	175	(9)	318	345	(27)
Bad debt expense	—	—	—	1	(1)	2

Open wholesale contribution margin	142	118	24	284	203	81

Historical and operational wholesale hedges	69	(30)	99	114	(63)	177
Unrealized gains (losses) on energy derivatives	68	34	34	98	(60)	158

Contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (2)	279	122	157	496	80	416

Other Operations:
Revenues	$3	$4	$(1)	$7	$7	$—
Cost of sales	—	—	—	—	—	—
Operation and maintenance	1	—	1	4	1	3

Other operations contribution margin (2)	2	4	(2)	3	6	(3)

Eliminations:
Revenues	$(86)	$(145)	$59	$(137)	$(235)	$98
Cost of sales	(83)	(141)	58	(131)	(228)	97
Operation and maintenance	(1)	(2)	1	(3)	(3)	—

Total	(2)	(2)	—	(3)	(4)	1

Consolidated:
Retail contribution margin	$(40)	$126	$(166)	$26	$194	$(168)
Open wholesale contribution margin	142	118	24	284	203	81
Other operations contribution margin	2	4	(2)	3	6	(3)
Eliminations	(2)	(2)	—	(3)	(4)	1

Total	102	246	(144)	310	399	(89)

Other general and administrative	(41)	(54)	13	(77)	(95)	18
Income of equity investment, net	1	2	(1)	1	3	(2)
Other, net	—	(1)	1	—	—	—

Open EBITDA	62	193	(131)	234	307	(73)

Historical and operational wholesale hedges	69	(30)	99	114	(63)	177
Gains on sales of assets and emission and exchange allowances, net	22	2	20	23	2	21

Adjusted EBITDA	153	165	(12)	371	246	125

Unrealized gains (losses) on energy derivatives	570	(326)	896	1,128	196	932
Western states litigation and similar settlements	—	—	—	(34)	(22)	(12)
Debt extinguishments	—	(71)	71	—	(71)	71

EBITDA	723	(232)	955	1,465	349	1,116

Depreciation and amortization	(88)	(110)	22	(177)	(202)	25
Interest expense	(63)	(122)	59	(126)	(209)	83
Interest income	10	8	2	20	18	2

Income (loss) from continuing operations before income taxes	$582	$(456)	$1,038	$1,182	$(44)	$1,226

(1)	Gross margin (revenues less cost of sales) excludes depreciation, amortization, labor and other product costs.

(2)	Segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	June 30, 2008	December 31, 2007
	(thousands of dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$797,223	$754,962
Restricted cash	7,086	3,251
Accounts and notes receivable, principally customer, net of allowance of $19,497 and $36,724	1,504,054	1,082,746
Inventory	330,799	285,408
Derivative assets	3,896,022	663,049
Margin deposits	203,284	139,834
Investment in and receivables from Channelview, net	84,728	83,253
Prepayments and other current assets	129,332	218,873
Assets held for sale	452,857	—
Current assets of discontinued operations	—	2,133

Total current assets	7,405,385	3,233,509

Property, plant and equipment, gross	6,507,625	6,852,170
Accumulated depreciation	(1,692,618)	(1,629,953)

Property, Plant and Equipment, net	4,815,007	5,222,217

Other Assets:
Goodwill, net	351,634	379,644
Other intangibles, net	394,105	405,338
Derivative assets	1,406,213	376,535
Prepaid lease	262,489	270,133
Other	233,126	304,424

Total other assets	2,647,567	1,736,074

Total Assets	$14,867,959	$10,191,800

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$24,467	$52,546
Accounts payable, principally trade	1,188,571	687,046
Derivative liabilities	3,066,290	885,346
Margin deposits	9,100	250
Other	607,588	426,839
Liabilities held for sale	53,206	—
Current liabilities of discontinued operations	4,766	—

Total current liabilities	4,953,988	2,052,027

Other Liabilities:
Derivative liabilities	1,385,211	473,516
Other	399,584	278,641
Long-term liabilities of discontinued operations	3,542	3,542

Total other liabilities	1,788,337	755,699

Long-term Debt	2,877,848	2,902,346
Commitments and Contingencies Temporary Equity Stock-based Compensation	5,603	4,694
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 347,813,336 and 344,579,508 issued)	109	106
Additional paid-in capital	6,228,514	6,215,512
Accumulated deficit	(899,626)	(1,635,526)
Accumulated other comprehensive loss	(86,814)	(103,058)

Total stockholders’ equity	5,242,183	4,477,034

Total Liabilities and Equity	$14,867,959	$10,191,800

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2008	2007
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$735,900	$(24,241)
(Income) loss from discontinued operations	(6,064)	3,541

Net income (loss) from continuing operations	729,836	(20,700)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	177,369	202,572
Deferred income taxes	430,817	(30,116)
Net changes in energy derivatives	(1,105,625)	(166,400)
Amortization of deferred financing costs	4,376	45,443
Gains on sales of assets and emission and exchange allowances, net	(22,923)	(1,727)
Debt extinguishments	423	71,269
Western states litigation and similar settlements	34,000	—
Other, net	(145)	6,364
Changes in other assets and liabilities:
Accounts and notes receivable, net	(435,848)	(212,797)
Change in notes, receivables and payables, with affiliates, net	(5,440)	—
Inventory	(47,936)	(18,390)
Margin deposits, net	(54,600)	112,646
Net derivative assets and liabilities	(38,594)	(27,380)
Western states litigation and similar settlements payments	—	(35,000)
Accounts payable	487,656	206,017
Other current assets	(28,343)	(24,432)
Other assets	19,357	(2,980)
Taxes payable/receivable	22,749	(7,444)
Other current liabilities	15,575	(75,353)
Other liabilities	(1,174)	2,493

Net cash provided by continuing operations from operating activities	181,530	24,085
Net cash provided by (used in) discontinued operations from operating activities	9,332	(2,540)

Net cash provided by operating activities	190,862	21,545

Cash Flows from Investing Activities:
Capital expenditures	(117,130)	(99,172)
Proceeds from sales of emission and exchange allowances	28,420	3,346
Purchases of emission allowances	(17,644)	(14,127)
Restricted cash	(3,835)	19,646
Other, net	1,435	2,130

Net cash used in investing activities	(108,754)	(88,177)

Cash Flows from Financing Activities:
Payments of long-term debt	(45,193)	(1,465,891)
Proceeds from long-term debt	—	1,300,000
Increase in short-term borrowings and revolving credit facilities, net	—	6,554
Payments of financing costs	(423)	(29,634)
Payments of debt extinguishments	—	(71,269)
Proceeds from issuances of stock	5,769	28,957

Net cash used in financing activities	(39,847)	(231,283)

Net Change in Cash and Cash Equivalents	42,261	(297,915)
Cash and Cash Equivalents at Beginning of Period	754,962	463,909

Cash and Cash Equivalents at End of Period	$797,223	$165,994

Free Cash Flow Reconciliation
(Unaudited)

	Six Months Ended June 30,
	2008	2007
	(millions of dollars)

Operating cash flow from continuing operations	$182	$24
Western states litigation and similar settlements payments	—	57
Change in margin deposits, net	55	(113)

Adjusted cash flow provided by (used in) continuing operations	237	(32)

Capital expenditures	(117)	(99)
Proceeds from sales of emission and exchange allowances	28	3
Purchases of emission allowances	(18)	(14)

Free cash flow provided by (used in) continuing operations	$130	$(142)

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Retail Energy Data
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	Change	2008	2007	Change
	(in millions)			(in millions)

Mass gross margin	$66	$201	$(135)	$187	$356	$(169)
Commercial and industrial gross margin	1	52	(51)	48	68	(20)
Market usage adjustments	—	(16)	16	(3)	(11)	8

Retail gross margin	67	237	(170)	232	413	(181)

Operation and maintenance	(63)	(60)	(3)	(123)	(121)	(2)
Selling and marketing	(38)	(30)	(8)	(70)	(60)	(10)
Bad debt expense	(6)	(21)	15	(13)	(38)	25

Retail contribution margin	(40)	126	(166)	26	194	(168)
Unrealized gains (losses) on energy derivatives	502	(360)	862	1,030	256	774

Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (1)	$462	$(234)	$696	$1,056	$450	$606

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	3,523	3,542	5,832	6,187
Non-Houston	2,000	1,923	3,772	3,849
Small Business:
Houston	738	756	1,321	1,471
Non-Houston	382	365	676	668

Total Mass	6,643	6,586	11,601	12,175
Commercial and Industrial:
ERCOT (2)	9,752	9,052	18,525	17,062
Non-ERCOT	1,506	1,106	2,833	2,085

Total Commercial and Industrial	11,258	10,158	21,358	19,147

Market usage adjustments	5	28	(62)	(73)

Total	17,906	16,772	32,897	31,249

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	988	1,066	996	1,074
Non-Houston	541	565	545	560
Small Business:
Houston	109	117	109	119
Non-Houston	39	35	38	34

Total Mass	1,677	1,783	1,688	1,787
Commercial and Industrial (2)	93	89	92	87

Total	1,770	1,872	1,780	1,874

	June 30,	December 31,
	2008	2007
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	999	1,016
Non-Houston	549	555
Small Business:
Houston	110	109
Non-Houston	39	38

Total Mass	1,697	1,718
Commercial and Industrial (2)	93	93

Total	1,790	1,811

(1)	Retail energy segment profit and loss measure.
(2)	Includes customers of the Texas General Land Office for whom we provide services.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended June 30,					Six Months Ended June 30,
	2008			2007		2008			2007
	GWh		% Economic (1)	GWh	% Economic (1)	GWh		% Economic (1)	GWh		% Economic (1)
Economic Generation (2) (3):
PJM Coal	5,316.6		73%	6,028.7	83%	11,280.8		77%	12,127.1		84%
MISO Coal	1,359.3		49%	2,063.3	75%	3,407.7		62%	4,244.7		78%
PJM/MISO Gas	352.0		5%	339.4	5%	412.7		3%	414.2		3%
West	308.6		4%	898.9	13%	547.0		4%	907.3		7%
Other	7.0		1%	1,413.3	69%	7.0		1%	2,750.2		67%

Total	7,343.5		29%	10,743.6	41%	15,655.2		31%	20,443.5		39%

Commercial Capacity Factor (4):
PJM Coal	83.7%			75.9%		84.3%			77.6%
MISO Coal	90.8%			51.3%		81.5%			56.4%
PJM/MISO Gas	91.6%			91.1%		92.0%			86.3%
West	94.1%			95.1%		86.3%			95.2%
Other	81.4%			91.9%		81.4%			91.4%

Total	85.9%			75.4%		84.0%			76.0%

	GWh			GWh		GWh			GWh
Generation (3):
PJM Coal	4,452.3			4,575.2		9,515.1			9,407.4
MISO Coal	1,233.9			1,058.7		2,776.1			2,395.0
PJM/MISO Gas	322.6			309.2		379.5			357.5
West	290.4			855.2		472.2			863.7
Other	5.7			1,298.7		5.7			2,512.8

Total	6,304.9			8,097.0		13,148.6			15,536.4

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$36.16			$32.57		$34.89			$31.68
MISO Coal	23.50			30.23		27.02			28.81
PJM/MISO Gas	46.50			29.11		52.70			27.97
West	NM	(6)		—		NM	(6)		NM	(6)
Other	—			5.39		—			5.57

Weighted average total	$32.04			$24.33		$31.87			$24.91

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007	Change	2008	2007	Change
	(in millions)			(in millions)
Open energy gross margin (7):

PJM Coal	$161	$149	$12	$332	$298	$34
MISO Coal	29	32	(3)	75	69	6
PJM/MISO Gas	15	9	6	20	10	10
West	(3)	—	(3)	(8)	(4)	(4)
Other	—	7	(7)	—	14	(14)

Total	202	197	5	419	387	32

Other margin (8):
PJM Coal	26	15	11	44	22	22
MISO Coal	3	3	—	5	5	—
PJM/MISO Gas	33	25	8	60	36	24
West	34	36	(2)	56	59	(3)
Other	10	17	(7)	19	38	(19)

Total	106	96	10	184	160	24

Open wholesale gross margin	308	293	15	603	547	56

Operation and maintenance	(166)	(175)	9	(318)	(345)	27
Bad debt expense	—	—	—	(1)	1	(2)

Open wholesale contribution margin	142	118	24	284	203	81

Historical and operational wholesale hedges
Power	(17)	(55)	38	(35)	(111)	76
Fuel	87	5	82	132	10	122
Tolling/Other	(1)	20	(21)	17	38	(21)

Total historical and operational wholesale hedges	69	(30)	99	114	(63)	177

Unrealized gains (losses) on energy derivatives	68	34	34	98	(60)	158

Total wholesale energy contribution margin, including historical and operational wholesale hedges and unrealized gains/losses on energy derivatives (9)	$279	$122	$157	$496	$80	$416

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)
Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices. This figure excludes the effects of other margin, our historical and operational wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	599.5	966.1	97.1%	53.0%	582.3	512.2
Conemaugh (2)	280	9.4	576.2	590.8	83.5%	74.7%	481.1	441.4
Elrama	460	11.3	368.2	764.4	82.9%	61.4%	305.3	469.2
Keystone (2)	282	9.5	595.0	595.7	99.9%	95.1%	594.4	566.5
Portland	401	9.8	686.4	676.7	52.5%	66.2%	360.2	447.7
Seward	521	9.6	1,078.8	1,052.8	89.8%	82.6%	968.6	870.1
Shawville (2)	597	10.3	1,039.1	1,009.6	84.7%	91.3%	880.2	921.5
Titus	243	10.8	373.4	372.6	75.0%	93.0%	280.2	346.6

PJM Coal Total	3,364		5,316.6	6,028.7	83.7%	75.9%	4,452.3	4,575.2

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	781.6	1,197.7	98.6%	38.1%	770.6	456.2
New Castle	328	10.6	307.9	491.5	81.3%	53.9%	250.3	264.7
Niles	216	10.5	269.8	374.1	78.9%	90.3%	213.0	337.8

MISO Coal Total	1,265		1,359.3	2,063.3	90.8%	51.3%	1,233.9	1,058.7

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	1,440.5	1,884.1	93.4%	72.1%	1,345.0	1,358.5
Conemaugh (2)	280	9.4	1,176.0	1,186.5	88.8%	83.6%	1,043.9	992.3
Elrama	460	11.3	1,066.3	1,611.9	82.5%	66.9%	880.1	1,079.0
Keystone (2)	282	9.5	1,204.2	1,182.5	98.4%	81.4%	1,184.9	962.3
Portland	401	9.8	1,403.7	1,356.5	70.6%	72.8%	991.2	987.5
Seward	521	9.6	2,163.6	2,118.9	78.5%	68.0%	1,697.4	1,440.9
Shawville (2)	597	10.3	2,092.4	2,054.5	83.9%	92.9%	1,756.5	1,909.2
Titus	243	10.8	734.1	732.2	83.9%	92.6%	616.1	677.7

PJM Coal Total	3,364		11,280.8	12,127.1	84.3%	77.6%	9,515.1	9,407.4

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	1,944.3	2,502.2	79.5%	43.0%	1,546.0	1,075.9
New Castle	328	10.6	803.4	999.2	86.4%	66.0%	694.0	659.6
Niles	216	10.5	660.0	743.3	81.2%	88.7%	536.1	659.5

MISO Coal Total	1,265		3,407.7	4,244.7	81.5%	56.4%	2,776.1	2,395.0

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)
The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	7.3	11.9	100.0%	69.7%	7.3	8.3
Blossburg	19	14.6	0.7	0.8	100.0%	100.0%	0.7	0.8
Brunot Island	289	10.4	1.3	2.9	100.0%	100.0%	1.3	2.9
Gilbert	536	11.0	14.5	10.8	100.0%	53.7%	14.5	5.8
Glen Gardner	160	14.6	2.2	2.0	86.4%	100.0%	1.9	2.0
Hamilton	20	14.8	0.1	1.7	100.0%	100.0%	0.1	1.7
Hunterstown	60	14.8	1.0	5.2	100.0%	98.1%	1.0	5.1
Hunterstown CCGT	810	7.0	299.5	258.6	93.3%	94.0%	279.4	243.0
Mountain	40	14.3	1.5	4.3	100.0%	100.0%	1.5	4.3
Orrtanna	20	14.4	—	2.5	0.0%	100.0%	—	2.5
Portland	169	11.2	3.9	3.6	100.0%	100.0%	3.9	3.6
Sayreville	224	13.8	13.2	4.7	41.7%	17.0%	5.5	0.8
Shawnee	20	14.0	0.1	—	100.0%	0.0%	0.1	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	0.7	3.2	100.0%	100.0%	0.7	3.2
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	4.1	8.9	70.7%	87.6%	2.9	7.8
Shelby	356	9.8	1.9	18.3	94.7%	95.1%	1.8	17.4

PJM/MISO Gas Total	3,958		352.0	339.4	91.6%	91.1%	322.6	309.2

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	11.3	15.6	100.0%	53.2%	11.3	8.3
Blossburg	19	14.6	7.2	4.0	91.7%	100.0%	6.6	4.0
Brunot Island	289	10.4	1.3	3.7	100.0%	100.0%	1.3	3.7
Gilbert	536	11.0	18.7	26.6	100.0%	71.1%	18.7	18.9
Glen Gardner	160	14.6	2.5	2.2	84.0%	100.0%	2.1	2.2
Hamilton	20	14.8	0.3	1.7	100.0%	100.0%	0.3	1.7
Hunterstown	60	14.8	1.5	5.2	100.0%	98.1%	1.5	5.1
Hunterstown CCGT	810	7.0	307.2	302.8	93.5%	88.4%	287.1	267.7
Mountain	40	14.3	3.7	5.5	100.0%	100.0%	3.7	5.5
Orrtanna	20	14.4	0.3	3.0	100.0%	100.0%	0.3	3.0
Portland	169	11.2	9.3	6.8	100.0%	100.0%	9.3	6.8
Sayreville	224	13.8	38.8	5.3	72.4%	15.1%	28.1	0.8
Shawnee	20	14.0	0.1	0.1	100.0%	100.0%	0.1	0.1
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	1.0	4.0	100.0%	100.0%	1.0	4.0
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	7.6	9.4	82.9%	88.3%	6.3	8.3
Shelby	356	9.8	1.9	18.3	94.7%	95.1%	1.8	17.4

PJM/MISO Gas Total	3,958		412.7	414.2	92.0%	86.3%	379.5	357.5

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
West and Other
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn	598	7.2	0.5	517.0	100.0%	100.0%	0.5	517.0
Coolwater	622	10.1	80.2	136.6	89.7%	96.3%	71.9	131.6
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	101.1	111.7	90.8%	99.4%	91.8	111.0
Ormond Beach	1,516	9.6	126.8	133.6	99.5%	71.6%	126.2	95.6

West Total	3,990		308.6	898.9	94.1%	95.1%	290.4	855.2

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (3)	830	6.1	—	1,398.4	0.0%	91.8%	—	1,283.8
Choctaw	800	7.0	4.1	13.9	68.3%	100.0%	2.8	13.9
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	2.9	1.0	100.0%	100.0%	2.9	1.0

Other Total	2,687		7.0	1,413.3	81.4%	91.9%	5.7	1,298.7

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn	598	7.2	0.5	517.0	100.0%	100.0%	0.5	517.0
Coolwater	622	10.1	174.3	136.6	84.6%	96.3%	147.4	131.6
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	161.7	120.1	94.2%	99.5%	152.4	119.5
Ormond Beach	1,516	9.6	210.5	133.6	81.7%	71.6%	171.9	95.6

West Total	3,990		547.0	907.3	86.3%	95.2%	472.2	863.7

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (3)	830	6.1	—	2,735.3	0.0%	91.3%	—	2,497.9
Choctaw	800	7.0	4.1	13.9	68.3%	100.0%	2.8	13.9
Indian River (2)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (2)	470	11.0	2.9	1.0	100.0%	100.0%	2.9	1.0

Other Total	2,687		7.0	2,750.2	81.4%	91.4%	5.7	2,512.8

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	Channelview was deconsolidated on August 20, 2007 and the Channelview plant sold on July 1, 2008.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Capital Expenditures Forecast
(Unaudited)

	2008E	2009E	2010E
	(in millions)

Maintenance capital expenditures:
Retail energy	$24	$14	$14
Wholesale energy	47	53	44
Other operations	16	16	16

	87	83	74
Environmental (1)	233	109	21
Capitalized interest	18	30	2

Total capital expenditures	$338	$222	$97

(1)	Estimate represents the low end of the range.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.

Reliant Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)

June 30, 2008
(in millions)

Debt:
Senior secured revolver	$—
Senior secured notes	667
Senior unsecured notes	1,313
Convertible senior subordinated notes	—
Orion Power 12% notes (1)	422
PEDFA fixed-rate bonds for Seward plant	500
Channelview (2)	—
Retail working capital facility	—
Warrants	(1)
Other (3)	1

Total GAAP debt	2,902

REMA operating leases (off-balance sheet)	461

Gross Debt (4)	$3,363

(1)	Orion 12% notes include purchase accounting adjustments of $25 million.

(2)	Channelview was deconsolidated on August 20, 2007 and the Channelview plant sold on July 1, 2008.

(3)	Other subsidiary debt.

(4)	Gross debt includes off-balance sheet REMA leases of $461 million.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2007.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042